UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2013
UniTek Global Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34867 (Commission File Number)	75-2233445 (IRS Employer Identification No.)
1777 Sentry Parkway West, Gwynedd Hall, Suite 302 Blue Bell, Pennsylvania (Address of Principal Executive Offices)	19422 (Zip Code)
Registrant’s telephone number, including area code: (267) 464-1700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2013 Annual Meeting of Stockholders held on December 5, 2013 (the “2013 Annual Meeting”), the stockholders of UniTek Global Services, Inc. (“UniTek” or the “Company”) approved the UniTek Global Services, Inc. 2013 Omnibus Equity Compensation Plan (the “Plan”), under which the Company may issue equity-based awards to employees, non-employee directors, consultants and advisors who perform services for the Company and its subsidiaries. The Plan provides for the issuance of a maximum of 2,958,617 shares of the Company’s common stock, consisting of (i) 2,500,000 new shares of common stock, plus (ii) 229,282 shares of common stock subject to outstanding grants under the Company’s 2009 Omnibus Securities Plan as of the date of the 2013 Annual Meeting, plus (iii) 229,335 shares of common stock remaining available for issuance under the 2009 Omnibus Securities Plan but not subject to previously exercised, vested or paid grants as of the date of the 2013 Annual Meeting.
A description of the material terms of the Plan can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Company on November 8, 2013 entitled “Proposal No. 3 — Approval of the UniTek Global Services, Inc. 2013 Omnibus Equity Compensation Plan,” which is incorporated by reference into this Form 8-K.
The foregoing summary is qualified in its entirety by reference to the Plan, which is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On December 5, 2013, the Company held its 2013 Annual Meeting of Stockholders. At the meeting, the stockholders voted on (1) the election of one director, (2) approval of an advisory vote to approve the compensation of the Company’s named executive officers, (3) approval of the Plan and (4) ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2013. The voting results on these proposals were as follows:
Proposal 1. Election of one Class II director to hold office until the Annual Meeting of Stockholders in 2016, and until his successor is elected and qualified.

Nominee	Votes For	Withheld	Broker Non-Votes
Robert S. Stott	8,983,126	94,631	4,957,884
Proposal 2. Approval of an advisory vote to approve the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,835,557	1,241,173	1,027	4,957,884
Proposal 3. Approval of the Unitek Global Services, Inc. 2013 Omnibus Equity Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,935,412	1,141,318	1,027	4,957,884
Proposal 4. Ratification of the appointment of Grant Thornton LLP as the Registrant's independent registered public accounting firm for fiscal year 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,014,698	19,943	1,000	—

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

99.1
UniTek Global Services, Inc. 2013 Omnibus Equity Compensation Plan (Incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on November 8, 2013).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
UNITEK GLOBAL SERVICES, INC.

Date:	December 11, 2013	By:	/s/ Andrew J. Herning
Andrew J. Herning
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Exhibit Title
99.1
UniTek Global Services, Inc. 2013 Omnibus Equity Compensation Plan (Incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on November 8, 2013).